                                EXHIBIT 99 (J)(2)



                               Consent of KPMG LLP

                         INDEPENDENT AUDITORS' CONSENT



To the Board of Directors
M.S.B. Fund, Inc.:

We consent to the use of our report dated February 5, 1999 incorporated by reference herein and to the references to our firm under the heading "Financial Highlights" in the Prospectus and under the heading "Financial Statements" in the Statement of Additional Information in the Registration Statement.

                                                /S/  KPMG LLP

Philadelphia, PA
April 28, 2000